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                                                               Exhibit 10jj-4




                        FOURTH ADMINISTRATIVE AMENDMENT
                                       TO
                          AMERITECH SENIOR MANAGEMENT
                    RETIREMENT AND SURVIVOR PROTECTION PLAN
           (As Amended and Restated Effective as of January 1, 1992)


         Pursuant to authority reserved to Ameritech Corporation, the Ameritech Senior Management Retirement and Survivor Protection Plan (As Amended and Restated Effective as of January 1, 1992) (the "Plan") is hereby amended effective as of August 18, 1993 to delete the term "30th" from paragraph (c) of subsection 6.6 of the Plan and to substitute therefor the term "60th."





Dated: October 21, 1993

                                                    AMERITECH CORPORATION

Concur:                                    By:  /s/ Martha L. Thornton
                                              ------------------------------
                                                    Senior Vice President -
/s/ Thomas P. Hester                                Human Resources
- ------------------------------
Executive Vice President and
General Counsel